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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-36036, 333-60662, 333-74434, 333-69833,
333-69835, 333-69839, 333-69837, 333-72835 and 333-96385), Form S-3 (No.
333-65909) and on Form S-4 (No. 333-61541) of Pennzoil-Quaker State Company of our report dated January 28, 2002 relating to the consolidated financial statements of Excel Paralubes, which appears in this Annual Report on Form 10-K as Exhibit 99.1.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 8, 2002